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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                            MUELLER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     1-6770                 25-0790410
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        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

 8285 Tournament Drive Suite 150 Memphis, Tennessee               38125
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     (Address of principal executive offices)                    Zip Code

       Registrant's telephone number, including area code: (901) 753-3200

     Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

     On July 21, 2005 the Registrant issued a press release announcing earnings for the quarter ended July 2, 2005. A copy of the press release announcing the second quarter 2005 earnings is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

     99.1 Press release, dated July 21, 2005 reporting second quarter 2005 earnings.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on July 21, 2005.


                                                MUELLER INDUSTRIES, INC.

                                                By:     /s/ Kent A. McKee
                                                        ------------------------
                                                Name:   Kent A. McKee
                                                Title:  Vice President and Chief
                                                        Financial Officer

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                                  Exhibit Index

Exhibit No.   Description
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   99.1       Press release, dated July 21, 2005.